                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: SEPTEMBER 14, 1999

                         LIBERTY GROUP OPERATING, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    333-46959
                            (Commission File Number)

                    DELAWARE                                     36-4197636
       (State or Other Jurisdiction of                        (I.R.S. Employer
        Incorporation or Organization)                       Identification No.)

3000 DUNDEE ROAD, SUITE 203, NORTHBROOK, ILLINOIS                  60062
    (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code (847) 272-2244

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

(a) On July 1, 1999 the Registrant consummated an exchange of assets with Newspaper Holdings, Inc. The Registrant transferred to Newspaper Holdings, Inc. substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven newspaper businesses operated in the following communities in Pennsylvania: Corry; Kane; Punxsutawney; Ridgway; Saint Mary's; Titusville; and Warren County (the "Liberty Newspapers"). In exchange, the Registrant accepted substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven newspaper businesses operated in the following communities: Moberly, Missouri; Joplin, Missouri; Oswego, New York; Beatrice, Nebraska; Donaldsonville, Louisiana; Bastrop, Louisiana; and Pratt, Kansas (the "CNHI Newspapers"). The Registrant believes that the assets transferred to Newspaper Holdings, Inc. by the Registrant had an approximate book value of $41.5 million and the assets transferred to the Registrant by Newspaper Holdings, Inc. had an approximate fair value of $49.0 million.

     Prior to this transaction, no material relationship existed between the Registrant and Newspaper Holdings, Inc., or between any affiliates of such entities.

     Subsequent to the closing of the asset exchange, Newspaper Holdings, Inc. paid to the Registrant approximately $209,000 in cash which is the amount by which the net working capital of the newspaper groups transferred to Newspaper Holdings, Inc. exceeded the net working capital of the newspaper groups transferred to the Registrant.

(b) The Registrant intends to continue to use the acquired assets for the same purposes as previously used by Newspaper Holdings, Inc.

The foregoing brief summary of the terms of the asset exchange is qualified in its entirety by reference to the provisions of the Asset Exchange Agreement dated as of July 1, 1999 among the Registrant, Liberty Group Pennsylvania Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, and Newspaper Holdings, Inc., a Delaware corporation, a copy of which was filed as an exhibit to the Registrant's Form 8-K filed July 16, 1999 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) 1.    Financial Statements of Moberly Monitor Index

          Independent Auditors' Report

          Statements of Net Assets as of December 31, 1997 (Predecessor) and 1998 (Successor) and June 30, 1999 (Successor)(unaudited)

          Statements of Income for the year ended December 31, 1997 (the Predecessor Period), the period from January 1, 1998 through September 10, 1998 (the Predecessor Period), the period from September 11, 1998 through December 31, 1998 (the Successor Period), and the six months ended June 30, 1998 (the Predecessor Period) and 1999 (the Successor Period)(unaudited)

          Statements of Changes in Net Assets for the year ended December 31, 1997 (the Predecessor Period), the period from January 1, 1998 through September 10, 1998 (the Predecessor Period), the period from September 11, 1998 through December 31, 1998 (the Successor Period), and the six months ended June 30, 1998 (the Predecessor Period) and 1999 (the Successor Period)(unaudited)

          Statements of Cash Flows for the year ended December 31, 1997 (the Predecessor Period), the period from January 1, 1998 through September 10, 1998 (the Predecessor Period), the period from September 11, 1998 through December 31, 1998 (the Successor Period), and the six months ended June 30, 1998 (the Predecessor Period) and 1999 (the Successor Period)(unaudited)

          Notes to Financial Statements

    2.    Financial Statements of Pratt Newspapers

          Independent Auditors' Report

          Statements of Net Assets (Liabilities) as of December 31, 1997 (Predecessor) and 1998 (Successor) and June 30, 1999 (Successor) (unaudited)

          Statements of Operations for the period from January 1, 1997 through March 31, 1997 (the Predecessor Period), the period from April 1, 1997 through December 31, 1997 (the Predecessor Period), the period from January 1, 1998 through December 18, 1998 (the Predecessor Period), the period from December 19, 1998 through December 31, 1998 (the Successor Period), and the six months ended June 30, 1998 (the Predecessor Period) and 1999 (the Successor Period)(unaudited)

          Statements of Changes in Net Assets (Liabilities) for the period from January 1, 1997 through March 31, 1997 (the Predecessor Period), the period from April 1, 1997 through December 31, 1997 (the Predecessor Period), the period from January 1, 1998 through December 18, 1998 (the Predecessor Period), the period from December 19, 1998 through December 31, 1998 (the Successor Period), and the six months ended June 30, 1998 (the Predecessor Period) and 1999 (the Successor Period)(unaudited)

          Statements of Cash Flows for the period from January 1, 1997 through March 31, 1997 (the Predecessor Period), the period from April 1, 1997 through December 31, 1997 (the Predecessor Period), the period from January 1, 1998 through December 18, 1998 (the Predecessor Period), the period from December 19, 1998 through December 31, 1998 (the Successor Period), and the six months ended June 30, 1998 (the Predecessor Period) and 1999 (the Successor Period)(unaudited)

          Notes to Financial Statements

    3.    Combined Financial Statements of American Publishing Company
          Newspapers

          Independent Auditors' Report

          Combined Statements of Net Assets as of December 31, 1997 and 1998 and June 30, 1999 (unaudited)

          Combined Statements of Income for the years ended December 31, 1997 and 1998, the six months ended June 30, 1998 (unaudited), the period from January 1, 1999 through January 31, 1999 (unaudited), and the period from February 1, 1999 through June 30, 1999 (unaudited)

          Combined Statements of Changes in Net Assets for the years ended December 31, 1997 and 1998, the six months ended June 30, 1998 (unaudited), the period from January 1, 1999 through January 31, 1999 (unaudited), and the period from February 1, 1999 through June 30, 1999 (unaudited)

          Combined Statements of Cash Flows for the years ended December 31, 1997 and 1998, the six months ended June 30, 1998 (unaudited), the period from January 1, 1999 through January 31, 1999 (unaudited), and the period from February 1, 1999 through June 30, 1999 (unaudited)


          Notes to Combined Financial Statements

    4.    Financial Statements of Donaldsonville Newspapers

          Independent Auditors' Report

          Statements of Net Assets as of December 31, 1997 and 1998 and June 30, 1999 (unaudited)

          Statements of Operations for the years ended December 31, 1997 and 1998, the six months ended June 30, 1998 (unaudited), the period from January 1, 1999 through February 18, 1999 (unaudited), and the period from February 19, 1999 through June 30, 1999 (unaudited)

          Statements of Changes in Net Assets for the years ended December 31, 1997 and 1998, the six months ended June 30, 1998 (unaudited), the period from January 1, 1999 through February 18, 1999 (unaudited), and the period from February 19, 1999 through June 30, 1999 (unaudited)

          Statements of Cash Flows for the years ended December 31, 1997 and 1998, the six months ended June 30, 1998 (unaudited), the period from January 1, 1999 through February 18, 1999 (unaudited), and the period from February 19, 1999 through June 30, 1999 (unaudited)

          Notes to Financial Statements

    5.    Financial Statements of Bastrop Newspapers

          Independent Auditors' Report

          Statements of Net Assets (Liabilities) as of December 31, 1997 and 1998 and June 30, 1999 (unaudited)

          Statements of Income for the years ended December 31, 1997 and 1998, the six months ended June 30, 1998 (unaudited), the period from January 1, 1999 through February 18, 1999 (unaudited), and the period from February 19, 1999 through June 30, 1999 (unaudited)

          Statements of Changes in Net Assets (Liabilities) for the years ended December 31, 1997 and 1998, the six months ended June 30, 1998 (unaudited), the period from January 1, 1999 through February 18, 1999 (unaudited), and the period from February 19, 1999 through June 30, 1999 (unaudited)

          Statements of Cash Flows for the years ended December 31, 1997 and 1998, the six months ended June 30, 1998 (unaudited), the period from January 1, 1999 through February 18, 1999 (unaudited), and the period from February 19, 1999 through June 30, 1999 (unaudited)

          Notes to Financial Statements

(b)       Pro Forma Financial Information

          Pro Forma Consolidated Balance Sheet as of June 30, 1999 (unaudited)

          Pro Forma Consolidated Statements of Operations for the year ended December 31, 1998 (unaudited) and the six months ended June 30, 1999 (unaudited)

          Notes to Pro Forma Consolidated Financial Statements

(c) Exhibit (incorporated by reference from exhibits included in the Company's Form 8-K filed July 16, 1999)

          2.1 Asset Exchange Agreement, dated as of July 1, 1999, among the Registrant, Liberty Group Pennsylvania Holdings, Inc. and Newspaper Holdings, Inc.

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
Liberty Group Operating, Inc.

We have audited the accompanying statements of net assets of the Moberly Monitor Index as of December 31, 1997 (Predecessor) and 1998 (Successor), and the related statements of income, changes in net assets and cash flows for the year ended December 31, 1997 (the Predecessor Period) the period from January 1, 1998 through September 10, 1998 (the Predecessor Period), and the period from September 11, 1998 through December 31, 1998 (the Successor Period). These financial statements are the responsibility of the Moberly Monitor Index's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of the Moberly Monitor Index as of December 31, 1997 (Predecessor) and 1998 (Successor), and the results of its operations and its cash flows for the year ended December 31, 1997 (the Predecessor Period), the period from January 1, 1998 through September 10, 1998 (the Predecessor Period), and the period from September 11, 1998 through December 31, 1998 (the Successor Period) in conformity with generally accepted accounting principles.

As discussed in note 1 to the financial statements, effective September 11, 1998, the Moberly Monitor Index was acquired by Newspaper Holdings, Inc. in a business combination accounted for as a purchase. As a result of the transaction, the financial information for the period after the transaction is presented on a different basis than that for the periods before the transaction and, therefore, are not comparable.

/s/ KPMG LLP

Chicago, Illinois
September 10, 1999

                             MOBERLY MONITOR INDEX

                            STATEMENTS OF NET ASSETS
            DECEMBER 31, 1997 AND 1998 AND JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                         December 31,            June 30,
                                                                    -----------------------     -----------
                                                                      1997           1998          1999
                                                                    --------       --------     -----------
                                                                  (Predecessor)   (Successor)   (Successor)
                                                                                                (unaudited)
                                ASSETS
Current assets:
   Cash                                                             $      7              3              7
   Accounts receivable, net of allowance for doubtful
     accounts of $1, $8, and $9 at December 31, 1997,
     December 31, 1998, and June 30, 1999 (unaudited),
     respectively                                                        133            168            157
   Inventories                                                             5             22             14
   Prepaid expenses                                                        1              -              3
   Other current assets                                                   12              -              -
                                                                    --------       --------     ----------
      Total current assets                                               158            193            181
Property, plant and equipment, net of accumulated
   depreciation                                                          537            857            810
Other assets                                                               3              -              -
                                                                    --------       --------     ----------
      Total assets                                                  $    698          1,050            991
                                                                    ========       ========     ==========

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                      LIABILITIES AND NET ASSETS

Current liabilities:
   Accounts payable                                                 $     13             35             26
   Accrued expenses                                                        -             23              2
   Deferred revenue                                                       81             94             92
                                                                    --------       --------     ----------
      Total current liabilities                                           94            152            120

Net assets                                                               604            898            871
                                                                    --------       --------     ----------
      Total liabilities and net assets                              $    698          1,050            991
                                                                    ========       ========     ==========


                 See accompanying notes to financial statements

                             MOBERLY MONITOR INDEX

                              STATEMENTS OF INCOME
                  YEAR ENDED DECEMBER 31, 1997 (PREDECESSOR),
     PERIOD FROM JANUARY 1, 1998 THROUGH SEPTEMBER 10, 1998 (PREDECESSOR), PERIOD FROM SEPTEMBER 11, 1998 THROUGH DECEMBER 31, 1998 (SUCCESSOR),
      AND THE SIX MONTHS ENDED JUNE 30, 1998 (PREDECESSOR)(UNAUDITED) AND
                          1999 (SUCCESSOR) (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                        Period From         Period From        Six Months Ended
                                                                      January 1, 1998   September 11, 1998         June 30,
                                                     Year Ended           Through             Through      -------------------------
                                                  December 31, 1997  September 10, 1998  December 31, 1998     1998         1999
                                                  -----------------  ------------------  ----------------- ------------- -----------
                                                    (Predecessor)       (Predecessor)       (Successor)    (Predecessor) (Successor)
                                                                                                                  (Unaudited)
REVENUES:
   Advertising                                          $1,183                869                 412             642           639
   Circulation                                             511                362                 151             260           245
   Job printing and other                                   60                 43                  18              32            29
                                                        ------            -------             -------          ------        ------
Total revenues                                           1,754              1,274                 581             934           913
OPERATING COSTS AND EXPENSES:
   Operating costs                                         708                510                 197             365           331
   Selling, general and administrative, including
     expenses from Parent of $0, $0, and $15 for
     the year ended December 31, 1997, the
     period from January 1, 1998 through
     September 10, 1998, and the period from
     September 11, 1998 through December 31,
     1998, respectively, and $0 and $0 for
     the six months ended June 30, 1998 (unaudited)
     and 1999 (unaudited), respectively                    374                273                 139             186           228
   Depreciation                                            106                 79                  37              60            56
                                                        ------            -------             -------          ------        ------
Income before income taxes                                 566                412                 208             323           298

Income tax expense                                         216                157                  72             122           111
                                                        ------            -------             -------          ------        ------
Net income                                              $  350                255                 136             201           187
                                                        ======            =======             =======          ======        ======

                 See accompanying notes to financial statements.

                             MOBERLY MONITOR INDEX

                      STATEMENTS OF CHANGES IN NET ASSETS
                  YEAR ENDED DECEMBER 31, 1997 (PREDECESSOR),
     PERIOD FROM JANUARY 1, 1998 THROUGH SEPTEMBER 10, 1998 (PREDECESSOR), PERIOD FROM SEPTEMBER 11, 1998 THROUGH DECEMBER 31, 1998 (SUCCESSOR),
         AND THE SIX MONTHS ENDED JUNE 30, 1999 (SUCCESSOR)(UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                          Net
                                                        Assets
Balance at December 31, 1996 (Predecessor)              $  586
Net income                                                 350
Transfers to Parent, net                                  (548)
Income tax expense transferred to Parent                   216
                                                        ------
Balance at December 31, 1997 (Predecessor)                 604
Net income                                                 255
Transfers to Parent, net                                  (463)
Income tax expense transferred to Parent                   157
                                                        ------
Balance at September 10, 1998 (Predecessor)                553

Increase in net assets attributable to
    purchase business combination                          427

Net income                                                 136
Transfers to Parent, net                                  (290)
Income tax expense transferred to Parent                    72
                                                        ------
Balance at December 31, 1998 (Successor)                   898

Net income (unaudited)                                     187
Transfers to Parent, net (unaudited)                      (325)
Income tax expense transferred to Parent (unaudited)       111
                                                        ======
Balance at June 30, 1999 (Successor)(unaudited)         $  871
                                                        ======

                See accompanying notes to financial statements.

                             MOBERLY MONITOR INDEX

                            STATEMENTS OF CASH FLOWS
                  YEAR ENDED DECEMBER 31, 1997 (PREDECESSOR),
     PERIOD FROM JANUARY 1, 1998 THROUGH SEPTEMBER 10, 1998 (PREDECESSOR), PERIOD FROM SEPTEMBER 11, 1998 THROUGH DECEMBER 31, 1998 (SUCCESSOR),
        AND THE SIX MONTHS ENDED JUNE 30, 1998 (PREDECESSOR)(UNAUDITED)
                        AND 1999 (SUCCESSOR)(UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                                                       Period From         Period From         Six Months Ended
                                                                     January 1, 1998   September 11, 1998          June 30,
                                                    Year Ended           Through             Through       -------------------------
                                                 December 31, 1997  September 10, 1998  December 31, 1998      1998         1999
                                                 -----------------  ------------------  -----------------  ------------- -----------
                                                   (Predecessor)       (Predecessor)       (Successor)     (Predecessor) (Successor)
                                                                                                                   (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                           $   350                 255                  136            201          187
Adjustments to reconcile net income to net cash
  provided by operating activities:
Depreciation                                             106                  79                   37             60           56
Income tax expense transferred to Parent                 216                 157                   72            122          111
Loss on dispositions of property, plant and
  equipment                                               11                  --                   --             --           --
Changes in assets and liabilities:
   Accounts receivable, net                               22                 (13)                 (22)           (14)          11
   Inventories                                             8                 (17)                  --            (15)           8
   Prepaid expenses and other assets                      (9)                 (3)                  19            (15)          (3)
   Accounts payable                                      (22)                 (6)                  28             18           (9)
   Accrued expenses                                       (1)                 --                   23             10          (21)
   Deferred revenue                                        3                  12                    1             13           (2)
                                                     --------            -------              -------         ------       ------
Cash provided by operating activities                     684                464                  294            380          338
                                                     --------            -------              -------         ------       ------
CASH FLOWS USED IN INVESTING ACTIVITIES --
Purchases of property, plant and equipment               (135)                (8)                  (1)            (8)          (9)
                                                     --------            -------              -------         ------       ------

CASH FLOWS USED IN FINANCING ACTIVITIES --
Transfers to Parent, net                                 (548)              (463)                (290)          (373)        (325)
                                                     --------            -------              -------         ------       ------
Net increase (decrease) in cash                             1                 (7)                   3             (1)           4
Cash at beginning of period                                 6                  7                   --              7            3
                                                     --------            -------              -------         ------       ------
Cash at end of period                                $      7                 --                    3              6            7
                                                     ========            =======              =======         ======       ======


                 See accompanying notes to financial statements.

                             MOBERLY MONITOR INDEX


                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1998
                             (DOLLARS IN THOUSANDS)

(1)  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a)  DESCRIPTION OF BUSINESS

       The Moberly Monitor Index (the "Business") is a paid daily newspaper published in Moberly, Missouri. Effective September 11, 1998, Newspapers Holdings, Inc. (CNHI) purchased the operating assets and liabilities of the Business from Donrey Media Group, Inc. (Donrey). The transaction was accounted for as a purchase, and accordingly the acquired assets and liabilities were recorded at their estimated fair market values. Certain intangible assets resulting from the transaction and the related amortization expense have been recorded on CNHI's books and are not reflected in the accompanying financial statements of the Business. As a result of the transaction, the financial information for the period after the transaction is presented on a different cost basis than that for the periods before the transaction, and, therefore are not comparable.

  (b)  BASIS OF PRESENTATION

       The accompanying financial statements represent the net assets and associated revenues, expenses, and cash flows of the Business, assuming that the Business was organized as a separate legal entity.

       In the accompanying financial statements, the term "Business" when used in situations pertaining to periods prior to the purchase by CNHI are referred to as "Predecessor", and when used in situations subsequent to the purchase by CNHI are referred to as "Successor". Further, the term "Parent" when used in situations pertaining to the year ended December 31, 1997 and the period from January 1, 1998 through September 10, 1998 relates to Donrey and the period from September 11, 1998 through December 31, 1998 relates to CNHI.

       Included within selling, general and administrative expenses for the period from September 11, 1998 through December 31, 1998 are $15 of CNHI management fees allocated to the Business at a rate of 2.5% of total revenues.

  (c)  USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (d)  INVENTORIES

       Inventories consist principally of newsprint and ink, which are valued at the lower of cost or net realizable value. Cost is determined using the first-in, first-out (FIFO) method. Newsprint and ink are readily available, and the Business is not dependent on a single or limited number of suppliers.

  (e)  PROPERTY, PLANT AND EQUIPMENT

       Property, plant and equipment is recorded at historical cost, adjusted to reflect the impact of the business combination accounted for as a purchase as discussed in note 1. Depreciation is calculated under the straight-line method over the estimated useful lives, 10 to 40 years for buildings and improvements, 2 to 4 years for vehicles, 3 to 14 years for machinery and equipment, 2 to 5 years for furniture and fixtures, and 2 to 5 years for computer equipment.

  (f)  REVENUE RECOGNITION

       Circulation revenue, which is billed to the customers at the beginning of the subscription period, is recognized on a straight-line basis over the term of the related subscription. Advertising revenue is recognized upon publication of the advertisements. Revenue for job printing is recognized upon delivery. No individual customer accounts for a significant percentage of revenues.

  (g)  INCOME TAXES

       The Business was included in the consolidated U.S. income tax returns for Donrey for the year ended December 31, 1997 and the period from January 1, 1998 through September 10, 1998, and for CNHI for the period from September 11, 1998 to December 31, 1998. The provision for income taxes of the Business has been calculated as if the Business was a stand-alone corporation filing separate tax returns.

       The Business accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Cumulative deferred taxes have been settled through net assets.

  (h)  FINANCIAL INSTRUMENTS

       The Business has reviewed the following financial instruments and has determined that their fair values approximated their carrying values as of December 31, 1997 and 1998: accounts receivable; accounts payable, and accrued expenses.

  (i)  INTERIM FINANCIAL INFORMATION

       The financial statements as of June 30, 1999 and for the six months ended June 30, 1998 and 1999, respectively are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the financial statements for the interim periods have been included. The results of operations for the six months ended June 30, 1999 are not necessarily indicative of the results to be achieved for the full fiscal year.

(2)  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment consists of the following:

                                                                  DECEMBER 31,       DECEMBER 31,
                                                                  ------------       ------------
                                                                      1997               1998
                                                                      ----               ----

Land                                                                $    40                 30
Buildings and improvements                                              238                405
Vehicles                                                                 54                 32
Machinery and equipment                                                 302                275
Furniture and fixtures                                                   17                 15
Computer equipment                                                      208                137
                                                                    -------            -------
                                                                        859                894
Less accumulated depreciation                                          (322)               (37)
                                                                    -------            -------
                                                                    $   537                857
                                                                    =======            =======

(3)  401(k) RETIREMENT PLAN

     The Parent maintains a 401(k) Savings Plan (the Plan) that covers all full-time employees of the Business who have satisfied minimum age and service requirements. The Business provides an employer match based on a percentage of employee contributions. Business contributions to the Plan for the year ended December 31, 1997, the period from January 1, 1998 through September 10, 1998, and the period from September 11, 1998 through December 31, 1998 were $10, $10, and $1, respectively.

(4)  SUBSEQUENT EVENT (UNAUDITED)

     On July 1, 1999, CNHI consummated an exchange of assets with Liberty Group Operating, Inc. (Liberty). CNHI transferred to Liberty substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven newspaper businesses, including the Business. In exchange, CNHI accepted substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven other newspaper businesses.

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
Liberty Group Operating, Inc.

We have audited the accompanying statements of net assets (liabilities) of the Pratt Newspapers as of December 31, 1997 (Predecessor) and 1998 (Successor), and the related statements of operations, changes in net assets (liabilities) and cash flows for the period from January 1, 1997 through March 31, 1997 (the Predecessor Period), the period from April 1, 1997 through December 31, 1997 (the Predecessor Period), the period from January 1, 1998 through December 18, 1998 (the Predecessor Period), and the period from December 19, 1998 through December 31, 1998 (the Successor Period). These financial statements are the responsibility of the Pratt Newspapers' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets (liabilities) of the Pratt Newspapers as of December 31, 1997 (Predecessor) and 1998 (Successor), and the results of its operations and its cash flows for the period from January 1, 1997 through March 31, 1997 (the Predecessor Period), the period from April 1, 1997 through December 31, 1997 (the Predecessor Period), the period from January 1, 1998 through December 18, 1998 (the Predecessor Period), and the period from December 19, 1998 through December 31, 1998 (the Successor Period) in conformity with generally accepted accounting principles.

As discussed in note 1 to the financial statements, effective April 1, 1997 and December 19, 1998, the Pratt Newspapers were acquired by Murphy McGinnis Media, Inc. and Newspaper Holdings, Inc., respectively, in business combinations, each accounted for as a purchase. As a result of these transactions, the financial information for the periods after the transactions are presented on a different basis than that for the periods before the transactions and, therefore, are not comparable.

/s/ KPMG LLP

Chicago, Illinois
September 10, 1999

                                PRATT NEWSPAPERS

                     STATEMENTS OF NET ASSETS (LIABILITIES)
            DECEMBER 31, 1997 AND 1998 AND JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                         December 31,             June 30,
                                                                    -----------------------      -----------
                                                                      1997           1998           1999
                                                                    --------       --------      -----------
                                                                  (Predecessor)   (Successor)    (Successor)
                                                                                                 (Unaudited)
                                ASSETS
Current assets:
   Cash                                                             $     18             25            22
   Accounts receivable, net of allowance for doubtful
     accounts of $11, $19, and $11 at December 31, 1997,
     December 31, 1998, and June 30, 1999 (unaudited),
     respectively                                                        108             90            97
   Inventories                                                            15              8            20
   Prepaid expenses                                                        4              -             -
                                                                    --------       --------      --------
      Total current assets                                               145            123           139
Property, plant and equipment, net of accumulated
   depreciation                                                          433            441           390
Intangible assets, net of accumulated amortization                     1,588              -             -
Deferred financing costs, net of accumulated
   amortization                                                           22              -             -
                                                                    --------       --------      --------
      Total assets                                                  $  2,188            564           529
                                                                    ========       ========      ========

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

              LIABILITIES AND NET ASSETS (LIABILITIES)

Current liabilities:
   Note payable                                                     $     16              -             -
   Accounts payable                                                       25             31            53
   Accrued expenses                                                      102             30            26
   Deferred revenue                                                       83             90            87
   Current portion of due to Parent                                      153              -             -
                                                                    --------       --------      --------
      Total current liabilities                                          379            151           166
Long-term liability                                                      480              -             -
Due to Parent, less current portion                                    1,380              -             -
                                                                    --------       --------      --------
      Total liabilities                                                2,239            151           166
Net assets (liabilities)                                                 (51)           413           363
                                                                    --------       --------      --------
      Total liabilities and net assets (liabilities)                $  2,188            564           529
                                                                    ========       ========      ========


                 See accompanying notes to financial statements

                                PRATT NEWSPAPERS

                            STATEMENTS OF OPERATIONS
       PERIOD FROM JANUARY 1, 1997 THROUGH MARCH 31, 1997 (PREDECESSOR), PERIOD FROM APRIL 1, 1997 THROUGH DECEMBER 31, 1997 (PREDECESSOR),
      PERIOD FROM JANUARY 1, 1998 THROUGH DECEMBER 18, 1998 (PREDECESSOR),
      PERIOD FROM DECEMBER 19, 1998 THROUGH DECEMBER 31, 1998 (SUCCESSOR),
        AND THE SIX MONTHS ENDED JUNE 30, 1998 (PREDECESSOR)(UNAUDITED)
                        AND 1999 (SUCCESSOR)(UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                                  Period from          Period from            Period from            Period from
                                                January 1, 1997       April 1, 1997         January 1, 1998       December 19, 1998
                                                    through              through                through                through
                                                March 31, 1997      December 31, 1997      December 18, 1998      December 31, 1998
                                                --------------      -----------------      -----------------      -----------------
                                                 (Predecessor)        (Predecessor)          (Predecessor)           (Successor)
REVENUES:
   Advertising                                       $  165                  629                    757                     29
   Circulation                                           59                  183                    246                      -
   Job printing and other                                14                   63                     82                      -
                                                     ------              -------                -------                -------
Total revenues                                          238                  875                  1,085                     29
OPERATING COSTS AND EXPENSES:
   Operating costs                                      112                  350                    464                      4
   Selling, general and administrative,
     including expenses from Parent of
     $ 0, $ 35, $ 43, and $ 0 for the
     period from January 1, 1997 through
     March 31, 1997, the period from April 1, 1997
     through December 31, 1997, the period from
     January 1, 1998 through December 18, 1998,
     and the period from December 19, 1998
     through December 31, 1998, respectively, and
     $22 and $0 for the six months ended June 30,
     1998 (unaudited) and 1999 (unaudited),
     respectively                                        73                  305                    389                      3
   Depreciation and amortization                         13                  134                    179                      -
                                                     ------              -------                -------                -------
Income from operations                                   40                   86                     53                     22


Interest expense                                          -                  137                    147                      -
                                                     ------              -------                -------                -------
Income (loss) before income taxes                        40                  (51)                   (94)                    22
Income tax expense (benefit)                              7                   (9)                   (23)                     4
                                                     ------              -------                -------                -------
Net income (loss)                                    $   33                  (42)                   (71)                    18
                                                     ======              =======                =======                =======


                                                                   Six Months Ended
                                                                       June 30,
                                                            ------------------------------
                                                                 1998             1999
                                                            -------------      -----------
                                                            (Predecessor)      (Successor)
                                                                     (Unaudited)
REVENUES:
   Advertising                                                    384               372
   Circulation                                                    122               127
   Job printing and other                                          39                46
                                                               ------            ------
Total revenues                                                    545               545
OPERATING COSTS AND EXPENSES:
   Operating costs                                                191               234
   Selling, general and administrative,
     including expenses from Parent of
     $ 0, $ 35, $ 43, and $ 0 for the
     period from January 1, 1997 through
     March 31, 1997, the period from April 1, 1997
     through December 31, 1997, the period from
     January 1, 1998 through December 18, 1998,
     and the period from December 19, 1998
     through December 31, 1998, respectively, and
     $22 and $0 for the six months ended June 30,
     1998 (unaudited) and 1999 (unaudited),
     respectively                                                 228               134
   Depreciation and amortization                                   91                54
                                                               ------            ------
Income from operations                                             35               123

Interest expense                                                   96                --
                                                               ------            ------
Income (loss) before income taxes                                 (61)              123
Income tax expense (benefit)                                      (13)               34
                                                               ------            ------
Net income (loss)                                                 (48)               89
                                                               ======            ======

                See accompanying notes to financial statements.

                                PRATT NEWSPAPERS

               STATEMENTS OF CHANGES IN NET ASSETS (LIABILITIES)
       PERIOD FROM JANUARY 1, 1997 THROUGH MARCH 31, 1997 (PREDECESSOR), PERIOD FROM APRIL 1, 1997 THROUGH DECEMBER 31, 1997 (PREDECESSOR),
      PERIOD FROM JANUARY 1, 1998 THROUGH DECEMBER 18, 1998 (PREDECESSOR),
      PERIOD FROM DECEMBER 19, 1998 THROUGH DECEMBER 31, 1998 (SUCCESSOR),
         AND THE SIX MONTHS ENDED JUNE 30, 1999 (SUCCESSOR)(UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                       Net
                                                               Assets (Liabilities)
Balance at December 31, 1996 (Predecessor)                            $ 927
Net income                                                               33
Income tax expense transferred to Parent                                  7
                                                                      -----
Balance at March 31, 1997 (Predecessor)                                 967
Decrease in net assets attributable to purchase business
  combination                                                          (967)
Net loss                                                                (42)
Income tax benefit utilized by Parent                                    (9)
                                                                      -----
Balance at December 31, 1997 (Predecessor)                              (51)

Net loss                                                                (71)
Income tax benefit utilized by Parent                                   (23)
                                                                      -----
Balance at December 18, 1998 (Predecessor)                             (145)
Increase in net assets attributable to purchase business
  combination                                                           577
Net income                                                               18
Transfer to Parent, net                                                 (41)
Income tax expense transferred to Parent                                  4
                                                                      -----
Balance at December 31, 1998 (Successor)                                413

Net income (unaudited)                                                   89
Transfers to Parent, net (unaudited)                                   (173)
Income tax expense transferred to Parent (unaudited)                     34
                                                                      -----
Balance at June 30, 1999 (Successor) (unaudited)                      $ 363
                                                                      =====

                See accompanying notes to financial statements.

                                PRATT NEWSPAPERS

                            STATEMENTS OF CASH FLOWS
       PERIOD FROM JANUARY 1, 1997 THROUGH MARCH 31, 1997 (PREDECESSOR), PERIOD FROM APRIL 1, 1997 THROUGH DECEMBER 31, 1997 (PREDECESSOR),
    PERIOD FROM JANUARY 1, 1998 THROUGH DECEMBER 18, 1998 (PREDECESSOR),
      PERIOD FROM DECEMBER 19, 1998 THROUGH DECEMBER 31, 1998 (SUCCESSOR),
        AND THE SIX MONTHS ENDED JUNE 30, 1998 (PREDECESSOR) (UNAUDITED)
                        AND 1999 (SUCCESSOR) (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                 Period from       Period from        Period from        Period from
                                                January 1, 1997    April 1, 1997     January 1, 1998   December 19, 1998
                                                   through           through            through            through
                                                March 31, 1997   December 31, 1997  December 18, 1998  December 31, 1998
                                                --------------   -----------------  -----------------  ------------------
                                                 (Predecessor)     (Predecessor)      (Predecessor)       (Successor)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                   $     33               (42)            (71)                 18
Adjustments to reconcile net income (loss) to
  net cash provided by operating activities:
Depreciation and amortization                             13               132             177                  --
Amortization of debt issue costs                          --                 2               2                  --
Income tax expense (benefit)
  transferred (utilized) by Parent                         7                (9)            (23)                  4
Changes in assets and liabilities:
   Accounts receivable, net                                7               (10)              4                  14
   Inventories                                            --                 5               6                   1
   Prepaid expenses and other assets                      (3)               (1)             (4)                  8
   Accounts payable                                      (18)               12               6                  --
   Accrued expenses                                        3                52             (84)                 12
   Deferred revenue                                       --                 2               5                   2
                                                    --------           -------         -------             -------
Cash provided by operating activities                     42               143              18                  59
                                                    --------           -------         -------             -------
CASH FLOWS FROM INVESTING ACTIVITIES --
Purchases of property, plant and equipment                --                (7)            (62)                 --
                                                    --------           -------         -------             -------

CASH FLOWS FROM FINANCING ACTIVITIES:
Transfers to Parent, net                                  --                --              --                 (41)
Borrowings (payments) on due to Parent                   (46)             (117)             49                  --
Payments on note payable                                  (4)              (18)            (16)                 --
                                                    --------           -------         -------             -------
Cash provided by (used in)
  financing activities                                   (50)             (135)             33                 (41)
                                                    --------           -------         -------             -------
Net increase (decrease) in cash                           (8)                1             (11)                 18
Cash at beginning of period                               25                17              18                   7
                                                    --------           -------         -------             -------
Cash at end of period                               $     17                18               7                  25
                                                    ========           =======         =======             =======
Supplemental disclosure of cash flow
  information - interest paid                       $     --                82             202                  --
                                                    ========           =======         =======             =======

                                                         Six Months Ended
                                                             June 30,
                                                ----------------------------------
                                                     1998              1998
                                                --------------   -----------------
                                                 (Predecessor)      (Successor)
                                                           (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                        (48)               89
Adjustments to reconcile net income (loss) to
  net cash provided by operating activities:
Depreciation and amortization                             90                54
Amortization of debt issue costs                           1                 -
Income tax expense (benefit)
  transferred (utilized) by Parent                       (13)               34
Changes in assets and liabilities:
   Accounts receivable, net                               21                (7)
   Inventories                                             5               (12)
   Prepaid expenses and other assets                       -                 -
   Accounts payable                                        1                22
   Accrued expenses                                       15                (4)
   Deferred revenue                                        3                (3)
                                                    --------           -------
Cash provided by operating activities                     75               173
                                                    --------           -------
CASH FLOWS FROM INVESTING ACTIVITIES --
Purchases of property, plant and equipment               (42)               (3)
                                                    --------           -------

CASH FLOWS FROM FINANCING ACTIVITIES:
Transfers to Parent, net                                   -              (173)
Borrowings (payments) on due to Parent                   (44)                -
Payments on note payable                                  (3)                -
                                                    --------           -------
Cash provided by (used in)
  financing activities                                   (47)             (173)
                                                    --------           -------
Net increase (decrease) in cash                          (14)               (3)
Cash at beginning of period                               18                25
                                                    --------           -------
Cash at end of period                                      4                22
                                                    ========           =======
Supplemental disclosure of cash flow
  information - interest paid                            108                 -
                                                    ========           =======



                 See accompanying notes to financial statements.

                                PRATT NEWSPAPERS


                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1998
                             (DOLLARS IN THOUSANDS)

(1)  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a)  DESCRIPTION OF BUSINESS

       The Pratt Newspapers (Business) publishes a daily newspaper and three weekly newspapers in South Central Kansas. Effective April 1, 1997, Murphy McGinnis Media, Inc. (MMM) purchased the operating assets and liabilities of the Business from Hometown Communications, Inc. (Hometown), including The Sunflower Shoppers' Guide, The Pratt Tribune, The Barber County Index, The Kiowa County Signal and The St. John News. The transaction was accounted for as a purchase, and accordingly the acquired assets and liabilities were recorded at their estimated fair market values. The $1,187 excess of the purchase price over the fair market values of the assets was recorded as goodwill.

        Effective December 19, 1998, the Business was purchased by Newspaper Holdings, Inc. (CNHI). This transaction was accounted for as a purchase, and accordingly the acquired assets and liabilities were recorded at their estimated fair market values. Certain intangible assets resulting from this transaction and the related amortization expense have been recorded by CNHI and are not included in the financial statements of the Business.

       As a result of these transactions, the financial information for the periods after the transactions are presented on a different cost basis than that for the periods before the transactions, and, therefore are not comparable. The financial statements include the operations of the Business which was acquired in 1999 as described in note 7 to these financial statements.

  (b)  BASIS OF PRESENTATION

       The accompanying financial statements represent the net assets (liabilities) and associated revenues, expenses, and cash flows of the Business, assuming that the Business was organized for all periods as a separate legal entity.

       In the accompanying financial statements, the term "Business" when used in situations pertaining to periods prior to the purchase by CNHI are referred to as "Predecessor", and when used in situations subsequent to the purchase by CNHI are referred to as "Successor." Further, the term "Parent" when used in situations pertaining to the period from January 1, 1997 through March 31, 1997 relates to Hometown, the periods from April 1, 1997 through December 31, 1997 and the period from January 1, 1998 through December 18, 1998 relate to MMM, and the period from December 19, 1998 through December 31, 1998 relates to CNHI.

       MMM has historically provided certain services to the Business, including accounting, tax services, consulting assistance on operational issues and financial reporting. The cost of providing such services is recovered by MMM by allocating to the Business a management fee using a percentage of revenue method. The management fee, which is included in selling, general and administrative expenses, was $35 for the period from April 1, 1997 through December 31, 1997 and $43 for the period from January 1, 1998 through December 18, 1998. In the opinion of management of the Business, such management fee is representative of the cost of performing such services.

       As the Business' operations represent a portion of MMM for the period from April 1, 1997 through December 31, 1997 and the period from January 1, 1998 through December 18, 1998, the operations of the Business have been financed through, and certain of the assets of the Business have been pledged as security for borrowings of, MMM. The Business' interest expense represents an allocation of MMM's interest expense based on the portion of long-term debt allocated to the Business as discussed in note 4. Subsequent to the completion of the transaction described in note 7, the Business is expected to have a capital structure different than that in the accompanying statements of net assets (liabilities) and, accordingly, interest expense is not necessarily indicative of the interest expense that the Business would have incurred as a separate independent entity.

       Effective December 18, 1998, principal operating cash disbursements are paid by CNHI on behalf of the Business. Such cash disbursements, income taxes and related-party transactions are paid by CNHI and are reflected as transfers to Parent.

  (c)  USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (d)  PROPERTY, PLANT AND EQUIPMENT

       Property, plant and equipment is recorded at historical cost, adjusted to reflect the impact of the business combinations accounted for as purchases as discussed in note 1. Depreciation is calculated on the straight-line method over the estimated useful lives, 40 years for buildings and improvements, 5 years for vehicles, 7 years for furniture and fixtures, and 5 to 10 years for computer equipment. Effective December 19, 1998, buildings are being depreciated over 10 years.

  (e)  INTANGIBLE ASSETS

       Intangible assets consist of organization costs, noncompetition agreements with former owners of the Business, and the excess of acquisition costs over estimated fair value of net assets acquired (goodwill). Amortization is calculated using the straight-line method over the respective estimated useful lives ranging from 5 years for organization costs, 10 years for noncompetition agreements, and 15 years for goodwill.

  (f)  INVENTORIES

       Inventories consist principally of newsprint and ink, which are valued at the lower of cost or net realizable value. Cost is determined using the first-in, first-out (FIFO) method. Newsprint and ink are readily available, and the Business is not dependent on a single or limited number of suppliers.

  (g)  REVENUE RECOGNITION

       Circulation revenue, which is billed to the customers at the beginning of the subscription period, is recognized on a straight-line basis over the term of the related subscription. Advertising revenue is recognized upon publication of the advertisements. Revenue for job printing is recognized upon delivery. No individual customer accounts for a significant percentage of revenues.

  (h)  INCOME TAXES

       The Business was included in the consolidated U.S. income tax returns for Hometown for the period from January 1, 1997 through March 31, 1997, MMM for the periods from April 1, 1997 through December 31, 1997 and from January 1, 1998 through December 18, 1998, and CNHI from December 19, 1998 through December 31, 1998. The provision for incomes taxes of the Business has been calculated as if the Business was a stand-alone corporation filing separate tax returns.

       The Business accounts for income taxes in accordance with statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Cumulative deferred taxes have been settled through net assets (liabilities).

  (i)  FINANCIAL INSTRUMENTS

       The Business has reviewed the following financial instruments and has determined that their fair values approximated their carrying values as of December 31, 1997 and 1998: accounts receivable; long-term liabilities, accounts payable, and accrued expenses.

  (j)  INTERIM FINANCIAL INFORMATION

       The financial statements as of June 30, 1999 and for the six months ended June 30, 1998 and 1999, respectively are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the financial statements for the interim periods have been included. The results of operations for the six months ended June 30, 1999 are not necessarily indicative of the results to be achieved for the full fiscal year.

(2)  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment consists of the following:

                                               DECEMBER 31,       DECEMBER 31,
                                               ------------       ------------
                                                   1997               1998
                                                 -------            -------
Land                                             $    40                 25
Buildings and improvements                           120                135
Vehicles                                               6                  6
Furniture and fixtures                                51                 25
Computer equipment                                   250                250
                                                 -------            -------
                                                     467                441
Less accumulated depreciation                        (34)                 -
                                                 -------            -------
                                                 $   433                441
                                                 =======            =======

(3)  INTANGIBLE ASSETS

      Intangible assets consists of the following:

                                               DECEMBER 31,       DECEMBER 31,
                                               ------------       ------------
                                                   1997               1998
                                                 -------            -------
Non-compete agreement                            $   475                  -
Organization costs                                    24                  -
Goodwill                                           1,187                  -
                                                 -------            -------
                                                   1,686                  -
Less accumulated amortization                        (98)                 -
                                                 -------            -------
                                                 $ 1,588                  -
                                                 =======            =======

(4)  RELATED-PARTY TRANSACTION

       MMM and each direct and indirect subsidiary of MMM (Borrowers) entered into a line of credit facility with Signet Bank as of February 29, 1996. The Borrowers are jointly and severally responsible for repayment of the corresponding obligation. Effective March 31, 1997, MMM and its subsidiaries amended the original line of credit facility agreement with Signet Bank. The amendment increased the amount available under the credit facility to $23,000. The additional borrowings were required to purchase several additional newspapers, including the Business. Borrowings under the line of credit bear interest at an adjusted London Interbank offer rate, resulting in an effective rate of 8.75% at December 31, 1997 and mature on March 1, 2008. The total liability due to Parent which was allocated to the Business by the Parent as of December 31, 1997 is $1,533. The current portion of the debt and the management fee due to Parent as of December 31, 1997 is $153.

(5)  LONG-TERM LIABILITY

       Effective March 31, 1997, MMM and certain of its subsidiaries, including the Business, entered into a Promissory Note with Hometown bearing interest at 9%. Interest payments are payable on March 31, 1998 and March 31, 1999 and the entire balance of principal and interest is due on December 15, 1999. The long-term liability in the amount of $480 as of December 31, 1997 represents the portion of the Promissory Note allocated to the Business by MMM. Interest in the amount of $33 has been accrued as of December 31, 1997 and is included in accrued expenses. Subsequent to the completion of the transaction on December 19, 1998 as discussed in note 1, this liability is no longer an obligation of the Business.

(6)  401(k) RETIREMENT PLAN

       The Business maintains a 401(k) Savings Plan (the Plan) that covers all full-time employees who have satisfied minimum age and service requirements. The Business provides an employer match based on a percentage of employee contributions along with a nondiscretionary contribution of 1% of eligible compensation. Business contributions to the Plan for the period from January 1, 1997 through March 31, 1997, the period from April 1, 1997 through December 31, 1997, the period from January 1, 1998 through December 18, 1998, and the period from December 19, 1998 to December 31, 1998 were $0, $5, $5, and $0, respectively.

(7)  SUBSEQUENT EVENT (UNAUDITED)

       On July 1, 1999, CNHI consummated an exchange of assets with Liberty Group Operating, Inc. (Liberty). CNHI transferred to Liberty substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven newspaper businesses, including the Business. In exchange, CNHI accepted substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven other newspaper businesses.

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
Liberty Group Operating, Inc.

We have audited the accompanying combined statements of net assets of the American Publishing Company Newspapers as of December 31, 1997 and 1998, and the related statements of income, changes in net assets and cash flows for the years then ended. These financial statements are the responsibility of the American Publishing Company Newspapers' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the net assets of the American Publishing Company Newspapers as of December 31, 1997 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accouting principles.

/s/ KPMG LLP

Chicago, Illinois
September 10, 1999

                     AMERICAN PUBLISHING COMPANY NEWSPAPERS

                       COMBINED STATEMENTS OF NET ASSETS
            DECEMBER 31, 1997 AND 1998 AND JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                                                         December 31,            June 30,
                                                                    -----------------------     -----------
                                                                      1997           1998          1999
                                                                    --------       --------     -----------
                                ASSETS                                                          (Unaudited)
Current assets:
   Cash                                                             $    121            218           144
   Accounts receivable, net of allowance for doubtful
     accounts of $36, $54, and $16 at December 31, 1997,
     December 31, 1998, and June 30, 1999 (unaudited),
     respectively                                                        690            793           860
   Inventories                                                            92             30            69
   Prepaid expenses                                                       11             13            12
   Other current assets                                                   16             13            41
                                                                    --------       --------       -------
      Total current assets                                               930          1,067         1,126
Property, plant and equipment, net of accumulated
   depreciation                                                        1,405          1,311         1,243
                                                                    --------       --------       -------
      Total assets                                                  $  2,335          2,378         2,369
                                                                    ========       ========       =======

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                      LIABILITIES AND NET ASSETS

Liabilities - current:
   Accounts payable                                                 $     15             12           174
   Accrued expenses                                                      241            196           127
   Due to affiliates                                                     205            888             -
   Deferred revenue                                                      355            369           344
                                                                    --------       --------       -------
      Total liabilities                                                  816          1,465           645

Net assets                                                             1,519            913         1,724
                                                                    --------       --------       -------
      Total liabilities and net assets                              $  2,335          2,378         2,369
                                                                    ========       ========       =======


            See accompanying notes to combined financial statements

                     AMERICAN PUBLISHING COMPANY NEWSPAPERS

                         COMBINED STATEMENTS OF INCOME
   YEARS ENDED DECEMBER 31, 1997 AND 1998, THE SIX MONTHS ENDED JUNE 30, 1998
     (UNAUDITED), THE PERIOD FROM JANUARY 1, 1999 THROUGH JANUARY 31, 1999 (UNAUDITED), AND THE PERIOD FROM FEBRUARY 1, 1999 THROUGH JUNE 30, 1999
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                                    Period From      Period From
                                                        Years Ended December 31,    Six Months    January 1, 1999  February 1, 1999
                                                        ------------------------       Ended          Through          Through
                                                            1997           1998    June 30, 1998  January 31, 1999  June 30, 1999
                                                          ------         -------   -------------  ---------------- ----------------

                                                                                    (unaudited)      (unaudited)     (unaudited)
REVENUES:
   Advertising                                            $6,158           6,289       3,080              401           2,791
   Circulation                                             1,501           1,532         761              121             629
   Job printing and other                                    215             243         119               13             104
                                                          ------         -------     -------          -------         -------
Total revenues                                             7,874           8,064       3,960              535           3,524
OPERATING COSTS AND EXPENSES:
   Operating costs, including expenses from Parent of
      $108 and $102 for the years ended December 31, 1997
      and 1998, respectively, and $50, $10 and $46
      for the six months ended June 30, 1998 (unaudited),
      the period from January 1, 1999 through January 31,
      1999 (unaudited), and the period from February 1,
      1999 through June 30, 1999 (unaudited),respectively;
      and costs of printing services purchased from
      affiliates of $622 and $680 for the years ended
      December 31, 1997 and 1998, respectively and $335,
      $39, and $0 for the six months ended June 30,
      1998 (unaudited), the period from January 1, 1999
      through January 31, 1999 (unaudited), and  the
      period from February 1, 1999 through June 30, 1999
      (unaudited), respectively                            3,188           3,281       1,570              286           1,481

   Selling, general and administrative, including
      expenses from Parent of $130 and $136 for
      the years ended December 31, 1997 and 1998,
      respectively, and $68, $13 and $52 for the
      six months ended June 30, 1998 (unaudited),
      the period from January 1, 1999 through
      January 31, 1999 (unaudited), and the period
      from February 1, 1999 through June 30, 1999
      (unaudited), respectively                            2,137           2,234       1,142              187             976
   Depreciation                                              185             154          89               13              64
   Allocation from Parent                                  1,816           2,045       1,011                -               -
                                                          ------         -------     -------          -------         -------
Income before income taxes                                   548             350         148               49           1,003

Income tax expense                                           212             135          48               10             387
                                                          ------         -------     -------          -------         -------
Net income                                                $  336             215         100               39             616
                                                          ======         =======     =======          =======         =======




            See accompanying notes to combined financial statements.

                     AMERICAN PUBLISHING COMPANY NEWSPAPERS

                  COMBINED STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 1997 AND 1998, THE PERIOD FROM
   JANUARY 1, 1999 THROUGH JANUARY 31, 1999 (UNAUDITED), AND THE PERIOD FROM
               FEBRUARY 1, 1999 THROUGH JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                            Net
                                                          Assets
Balance at December 31, 1996                              $1,093
Net income                                                   336
Transfers to Parent, net                                    (122)
Income tax expense transferred to Parent                     212
                                                          ------
Balance at December 31, 1997                               1,519
Net income                                                   215
Transfers to Parent, net                                    (956)
Income tax expense transferred to Parent                     135
                                                          ------
Balance at December 31, 1998                                 913
Net income (unaudited)                                        39
Transfers from Parent, net (unaudited)                       728
Income tax expense transferred to Parent (unaudited)          10
                                                          ------
                                                           1,690
Balance at January 31, 1999 (unaudited)
Net income (unaudited)                                       616
Transfers to Parent, net (unaudited)                        (969)
Income tax expense transferred to Parent (unaudited)         387
                                                          ------
Balance at June 30, 1999 (unaudited)                      $1,724
                                                          ======

            See accompanying notes to combined financial statements.

                     AMERICAN PUBLISHING COMPANY NEWSPAPERS

                       COMBINED STATEMENTS OF CASH FLOWS
          YEARS ENDED DECEMBER 31, 1997 AND 1998, THE SIX MONTHS ENDED
       JUNE 30, 1998 (UNAUDITED), THE PERIOD FROM JANUARY 1, 1999 THROUGH
   JANUARY 31, 1999 (UNAUDITED), AND THE PERIOD FROM FEBRUARY 1, 1999 THROUGH
                           JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                                                                                   Period From         Period From
                                                   Years Ended December 31,     Six months       January 1, 1999    February 1, 1999
                                                   ------------------------        Ended             Through             Through
                                                     1997             1998     June 30, 1998    January 31, 1999      June 30, 1999
                                                   --------         -------    -------------    ----------------    ----------------
                                                                                (unaudited)        (unaudited)         (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                         $    336             215            100                  39                616
Adjustments to reconcile net income to net cash
  provided by operating activities:
Depreciation                                            185             154             89                  13                 64
Income tax expense transferred to Parent                212             135             48                  10                387
Loss on dispositions of property, plant and
  equipment                                               8               -              -                   -                  -
Changes in assets and liabilities:
   Accounts receivable, net                             (27)           (103)           (66)                 92               (159)
   Inventories                                          (29)             62             17                 (26)               (13)
   Prepaid expenses and other assets                     32               1            (14)                (14)               (13)
   Accounts payable                                      (3)             (3)            (3)                 14                148
   Accrued expenses                                       2             (45)            62                   2                (71)
   Deferred revenue                                      29              14            (11)                  6                (31)
   Due to affiliates                                   (416)            683            337                (888)                 -
                                                   --------         -------        -------            --------           --------
Cash provided by (used in) operating activities         329           1,113            559                (752)               928
                                                   --------         -------        -------            --------           --------
CASH FLOWS USED IN INVESTING ACTIVITIES --
Purchases of property, plant and equipment             (211)            (60)           (23)                  -                 (9)
                                                   --------         -------        -------            --------           --------
CASH FLOWS USED IN FINANCING ACTIVITIES --
Transfers from (to) Parent, net                        (122)           (956)          (446)                728               (969)
                                                   --------         -------        -------            --------           --------

Net increase (decrease) in cash                          (4)             97             90                 (24)               (50)
Cash at beginning of period                             125             121            121                 218                194
                                                   --------         -------        -------            --------           --------
Cash at end of period                              $    121             218            211                 194                144
                                                   ========         =======        =======            ========           ========


            See accompanying notes to combined financial statements.

                     AMERICAN PUBLISHING COMPANY NEWSPAPERS

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1998
                             (DOLLARS IN THOUSANDS)

(1)  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a)  DESCRIPTION OF BUSINESS

       The American Publishing Company Newspapers (the "Business") is a group of small and mid-size daily and weekly newspapers owned by American Publishing Company (the "Parent"), a wholly owned subsidiary of Hollinger International Inc. The Business consists of The Palladium Times and Community Preview TMC published in Oswego, New York; the Big Nickel published in Joplin, Missouri; and the Beatrice Daily Sun, Plug Nickel, Sunland, and Weekend Extra published in Beatrice, Nebraska.

  (b)  BASIS OF PRESENTATION

       The accompanying combined financial statements represent the net assets and associated revenues, expenses, and cash flows of the Business, assuming that the Business was organized as a separate legal entity.

       The Parent provides certain administrative services to the Business including general management, insurance, accounting, and payroll. Included within the combined financial statements of the Business is an allocation of corporate expense from the Parent totaling $1,816 and $2,045 for the years ended December 31, 1997 and 1998, respectively. The Parent also provides certain employment-related benefits to the employees of the Business. Included within operating costs are $108 and $102 of fringe benefit costs allocated from the Parent for the years ended December 31, 1997 and 1998, respectively. Included within selling, general and administrative expenses are $130 and $136 of fringe benefit costs allocated from the Parent for the years ended December 31, 1997 and 1998, respectively.

       During the years ended December 31, 1997 and 1998, the Business utilized the printing services of affiliate newspapers owned by the Parent. Included within operating costs are $622 and $680 of printing services purchased from affiliates of the Parent for the years ended December 31, 1997 and 1998, respectively.

  (c)  USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (d)  INVENTORIES

       Inventories consist principally of newsprint and ink, which are valued at the lower of cost or net realizable value. Cost is determined using the first-in, first-out (FIFO) method. Newsprint and ink are readily available, and the Business is not dependent on a single or limited number of suppliers.

  (e)  PROPERTY, PLANT AND EQUIPMENT

       Property, plant and equipment is recorded at cost. Depreciation is calculated under the straight-line method over the estimated useful lives, 10 to 25 years for buildings and improvements, 5 years for vehicles, 5 to 10 years for furniture and fixtures, 7 to 10 years for machinery and equipment, and 3 years for software.

  (f)  REVENUE RECOGNITION

       Circulation revenue, which is billed to the customers at the beginning of the subscription period, is recognized on a straight-line basis over the term of the related subscription. Advertising revenue is recognized upon publication of the advertisements. Revenue for job printing is recognized upon delivery. No individual customer accounts for a significant percentage of revenues.

  (g)  INCOME TAXES

       The Business represents a business unit of American Publishing Company and as such does not file separate income tax returns. The provision for income taxes of the Business has been calculated as if the Business was a stand-alone corporation filing separate tax returns.

       The Business accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Cumulative deferred taxes have been settled through net assets.

  (h)  FINANCIAL INSTRUMENTS

       The Business has reviewed the following financial instruments and has determined that their fair values approximated their carrying values as of December 31, 1997 and 1998: accounts receivable; accounts payable, and accrued expenses.

  (i)  INTERIM FINANCIAL INFORMATION

       The financial statements as of June 30, 1999 and for the six months ended June 30, 1998, the period from January 1, 1999 through January 31, 1999, and the period from February 1, 1999 through June 30, 1999, respectively are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the financial statements for the interim periods have been included. The results of operations for the period from January 1, 1999 through January 31, 1999 and the period from February 1, 1999 through June 30, 1999 are not necessarily indicative of the results to be achieved for the full fiscal year.

(2)  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment consists of the following:


                                                DECEMBER 31,       DECEMBER 31,
                                                ------------       ------------
                                                   1997               1998
                                                  -------            -------
Land                                              $   183                183
Buildings and improvements                            987                998
Vehicles                                               17                 17
Furniture and fixtures                                 82                 95
Machinery & equipment                               1,190              1,216
Software                                               72                 82
                                                  -------            -------
                                                    2,531              2,591
Less accumulated depreciation                      (1,126)            (1,280)
                                                  -------            -------
                                                  $ 1,405              1,311
                                                  =======            =======


(3)  401(k) RETIREMENT PLAN

       The Parent maintains a 401(k) Savings Plan (the Plan) that covers all full-time employees of the Business who have satisfied minimum age and service requirements. The Parent and the Business did not make any contributions to the Plan during 1997 and 1998.

(4)  SUBSEQUENT EVENTS (UNAUDITED)

     Effective February 1, 1999, Newspaper Holdings, Inc. (CNHI) purchased substantially all of the assets used in and the liabilities related to the publication, marketing and distribution of the Business in exchange for cash consideration.

     On July 1, 1999, CNHI consummated an exchange of assets with Liberty Group Operating, Inc. (Liberty). CNHI transferred to Liberty substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven newspaper businesses, including the Business. In exchange, CNHI accepted substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven other newspaper businesses.

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
Liberty Group Operating, Inc.

We have audited the accompanying statements of net assets of the Donaldsonville Newspapers as of December 31, 1997 and 1998, and the related statements of operations, changes in net assets and cash flows for the years then ended. These financial statements are the responsibility of the Donaldsonville Newspapers' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of the Donaldsonville Newspapers as of December 31, 1997 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
September 10, 1999

                           DONALDSONVILLE NEWSPAPERS

                            STATEMENTS OF NET ASSETS
            DECEMBER 31, 1997 AND 1998 AND JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                                                         December 31,             June 30,
                                                                    -----------------------     -----------
                                                                      1997           1998           1999
                                                                    --------       --------     -----------
                                ASSETS                                                          (Unaudited)
Current assets:
   Cash                                                             $     11             50             4
   Accounts receivable, net of allowance for doubtful
     accounts of $0, $0, and $2 at December 31, 1997,                     62             62            55
     December 31, 1998, and June 30, 1999 (unaudited),
     respectively
   Prepaid expenses                                                        6              -             -
                                                                    --------       --------      --------
      Total current assets                                                79            112            59
Property, plant and equipment, net of accumulated
   depreciation                                                           54             41           180
Intangible assets, net of accumulated amortization                       125            117         1,826
                                                                    --------       --------      --------
      Total assets                                                  $    258            270         2,065
                                                                    ========       ========      ========

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                        LIABILITIES AND NET ASSETS

Current liabilities:
   Current portion of long-term liabilities                         $      5              -             -
   Accounts payable                                                       17             13            29
   Accrued expenses                                                        9             19            57
   Deferred revenue                                                       24             28            35
   Current portion of due to Parent                                        6              6             -
                                                                    --------       --------      --------
      Total current liabilities                                           61             66           121
Long-term liabilities, less current portion                               12              -             -
Due to Parent, less current portion                                       92             89             -
                                                                    --------       --------      --------
      Total liabilities                                                  165            155           121
Net assets                                                                93            115         1,944
                                                                    --------       --------      --------
      Total liabilities and net assets                              $    258            270         2,065
                                                                    ========       ========      ========


                 See accompanying notes to financial statements

                           DONALDSONVILLE NEWSPAPERS

                            STATEMENTS OF OPERATIONS
          YEARS ENDED DECEMBER 31, 1997 AND 1998, THE SIX MONTHS ENDED
       JUNE 30, 1998 (UNAUDITED), THE PERIOD FROM JANUARY 1, 1999 THROUGH
      FEBRUARY 18, 1999 (UNAUDITED), AND THE PERIOD FROM FEBRUARY 19, 1999
                       THROUGH JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                                   Period From         Period From
                                                   Years Ended December 31,     Six Months       January 1, 1999   February 19, 1999
                                                   ------------------------        Ended             Through             Through
                                                     1997             1998     June 30, 1998    February 18, 1999   June 30, 1999
                                                   --------         -------    -------------    -----------------   ----------------
                                                                                (unaudited)        (unaudited)         (unaudited)
REVENUES:
   Advertising                                      $   544             533           252                 50                184
   Circulation                                           83              72            36                 10                 16
   Job printing and other                                 8               4             3                  -                 12
                                                    -------         -------       -------            -------            -------
Total revenues                                          635             609           291                 60                212
OPERATING COSTS AND EXPENSES:
   Operating costs                                      301             296           117                 28                101
   Selling, general and administrative,
     including expenses from Parent of
     $57 and $55 for the years ended
     December 31, 1997 and 1998, respectively,
     and $26, $11, and $0 for the six months
     ended June 30, 1998 (unaudited), the
     period from January 1, 1999 through
     February 18, 1999 (unaudited), and the
     period from February 19, 1999 through
     June 30, 1999 (unaudited), respectively            244             218           130                 29                107
   Depreciation and amortization                         26              22             6                  2                 34
                                                    -------         -------       -------            -------            -------
Income (loss) from operations                            64              73            38                  1                (30)
Interest expense                                          9               9             5                  -                 61
                                                    -------         -------       -------            -------            -------
Income (loss) before income taxes                   $    55              64            33                  1                (91)

Income tax benefit                                        -               -             -                  -                (22)
                                                    -------         -------       -------            -------            -------
Net income (loss)                                   $    55              64            33                  1                (69)
                                                    =======         =======       =======            =======            =======

                See accompanying notes to financial statements.

                           DONALDSONVILLE NEWSPAPERS

                      STATEMENTS OF CHANGES IN NET ASSETS
    YEARS ENDED DECEMBER 31, 1997 AND 1998, THE PERIOD FROM JANUARY 1, 1999 THROUGH FEBRUARY 18, 1999 (UNAUDITED), AND THE PERIOD FROM FEBRUARY 19, 1999
                       THROUGH JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                         Net
                                                       Assets
Balance at December 31, 1996                           $   55
Transfers to Parent, net                                  (17)
Net income                                                 55
                                                       ------
Balance at December 31, 1997                               93
Transfers to Parent, net                                  (42)
Net income                                                 64
                                                       ------
Balance at December 31, 1998                              115
Transfers to Parent, net (unaudited)                      (41)
Net income (unaudited)                                      1
                                                       ------
Balance at February 18, 1999 (unaudited)                   75
Increase in net assets attributable to
  purchase business combination (unaudited)             1,973
Transfers to Parent, net (unaudited)                      (13)
Net loss (unaudited)                                      (69)
Income tax benefit utilized by Parent (unaudited)         (22)
                                                       ------
Balance at June 30, 1999 (unaudited)                   $1,944
                                                       ======

                See accompanying notes to financial statements.

                           DONALDSONVILLE NEWSPAPERS

                            STATEMENTS OF CASH FLOWS
          YEARS ENDED DECEMBER 31, 1997 AND 1998, THE SIX MONTHS ENDED
       JUNE 30, 1998 (UNAUDITED), THE PERIOD FROM JANUARY 1, 1999 THROUGH
  FEBRUARY 18, 1999 (UNAUDITED), AND THE PERIOD FROM FEBRUARY 19, 1999 THROUGH
                JUNE 30, 1999 (UNAUDITED) (DOLLARS IN THOUSANDS)

                                                                                                   Period From       Period From
                                                                                   Six Months   January 1, 1999   February 19, 1999
                                                                                     Ended           Through           Through
                                                    Years Ended December 31,     June 30, 1998  February 18, 1999   June 30, 1999
                                                    ------------------------     -------------  ----------------- -----------------
                                                      1997            1998        (unaudited)     (unaudited)       (unaudited)
                                                    --------        ------       -------------  ----------------- -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                   $     55            64              33               1               (69)
Adjustments to reconcile net income (loss) to
   net cash provided by operating activities:
Depreciation and amortization                             26            22               6               2                34
Income tax benefit utilized by Parent                      -             -               -               -               (22)
Changes in assets and liabilities:
   Accounts receivable, net                                5             -               4              15                (8)
   Prepaid expenses and other assets                      (5)            6               1               -                 -
   Accounts payable                                        5            (4)             (3)             (3)               19
   Accrued expenses                                       (9)           10               3             (14)               52
   Deferred revenue                                       (9)            4               -               -                 7
                                                    --------      --------        --------        --------          --------
Cash provided by operating activities                     68           102              44               1                13
                                                    --------      --------        --------        --------          --------

CASH FLOWS USED IN INVESTING ACTIVITIES -
Purchases of property, plant and equipment, net          (26)           (1)              -               -                 -
                                                    --------      --------        --------        --------          --------
CASH FLOWS FROM FINANCING ACTIVITIES:
Transfers to Parent, net                                 (17)          (42)            (21)            (41)              (13)
Payments on due to Parent                                (32)           (3)             (3)             (6)                -
Net borrowings (payments) on long-term liabilities        16           (17)             (3)              -                 -
                                                    --------      --------        --------        --------          --------
Cash used in financing activities                        (33)          (62)            (27)            (47)              (13)
                                                    --------      --------        --------        --------          --------
Net increase (decrease) in cash                            9            39              17             (46)                -
Cash at beginning of period                                2            11              11              50                 4
                                                    --------      --------        --------        --------          --------
Cash at end of period                               $     11            50              28               4                 4
                                                    ========      ========        ========        ========          ========
Supplemental disclosure of cash flow
  information - interest paid                       $      9             9               5               -                61
                                                    ========      ========        ========        ========          ========


                See accompanying notes to financial statements.

                           DONALDSONVILLE NEWSPAPERS

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1998
                             (DOLLARS IN THOUSANDS)

(1)  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a)  DESCRIPTION OF BUSINESS

       The financial statements include the operations of TLS Communications, Inc.'s (TLS) Donaldsonville, Louisiana publication (the Business), which was acquired in 1999 as described in note 7. The Business is engaged in the publication and distribution of three weekly newspapers.

  (b)  BASIS OF PRESENTATION

       The accompanying financial statements represent the net assets and associated revenues, expenses, and cash flows of the Business, assuming that the Business was organized for all periods as a separate enterprise.

       TLS has historically provided certain services to the Business, including accounting, payroll administration, consulting assistance on operational issues and financial reporting. The cost of providing such services is recovered by TLS by allocating to the Business a management fee and computerized accounting service fee using a percentage of revenue method. The management fee, which is included in selling, general and administrative expenses, was $44 and $43 for the years ended December 31, 1997 and 1998, respectively. The computerized accounting service fee, which is included in selling, general and administrative expenses, was $13 and $12 for the years ended December 31, 1997 and 1998, respectively. In the opinion of management of the Business, such management fee and computerized accounting service fee is representative of the cost of performing such services. The Business was indebted to TLS, for these fees, in the amount of $6 as of December 31, 1997 and 1998.

  As the Business' operations represent a portion of TLS, the operations of the Business have been financed through, and certain of the assets of the Business have been pledged as security for borrowings of, TLS. The Business' interest expense represents an allocation of TLS' interest expense based on the portion of long-term debt allocated to the Business as discussed in note 4. Subsequent to the completion of the transaction described in note 7, the Business is expected to have a capital structure different than that in the accompanying statements of net assets and, accordingly, interest expense is not necessarily indicative of the interest expense that the Business would have incurred as a separate independent entity.

  (c)  USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (d)  PROPERTY, PLANT AND EQUIPMENT

       Property, plant and equipment is recorded at cost. Depreciation is calculated on accelerated methods over the estimated useful lives, 5 for vehicles, 5 years for furniture and fixtures, and 5 to 7 years for computer equipment. Leased assets are amortized over the estimated useful life of the asset or the term of the applicable lease.

  (e)  INTANGIBLE ASSETS

       Intangible assets consist of archives and the excess of acquisition costs over estimated fair value of net assets acquired (goodwill). Amortization is calculated using the straight-line method over the respective estimated useful lives ranging from 10 years for archives and 40 years for goodwill.

  (f)  REVENUE RECOGNITION

       Circulation revenue, which is billed to the customers at the beginning of the subscription period, is recognized on a straight-line basis over the term of the related subscription. Advertising revenue is recognized upon publication of the advertisements. Revenue for job printing is recognized upon delivery. No individual customer accounts for a significant percentage of revenues.

  (g)  INCOME TAXES

       Effective February 1, 1997, the Business has elected to be treated as an S Corporation under the provisions of Subchapter S of the Internal Revenue Code, whereby its income is not subject to Federal income taxes and is allocated and taxed to its stockholders by inclusion in the stockholder's Federal income tax return. Accordingly, no liability or provision for Federal income taxes is required nor are any deferred taxes provided for temporary differences between tax and financial reporting.

  (h)  FINANCIAL INSTRUMENTS

       The Business has reviewed the following financial instruments and has determined that their fair values approximated their carrying values as of December 31, 1997 and 1998: accounts receivable; long-term liabilities, accounts payable, and accrued expenses.

  (i)  INTERIM FINANCIAL INFORMATION

       The financial statements as of June 30, 1999 and for the six months ended June 30, 1998, the period from January 1, 1999 through February 18, 1999, and the period from February 19, 1999 through June 30, 1999, respectively are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the financial statements for the interim periods have been included. The results of operations for the period from January 1, 1999 through February 18, 1999 and the period from February 19, 1999 through June 30, 1999 are not necessarily indicative of the results to be achieved for the full fiscal year.

(2)  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment consists of the following:

                                               DECEMBER 31,       DECEMBER 31,
                                               ------------       ------------
                                                  1997               1998
                                                  ----               ----

Leasehold improvements                           $    30                 30
Vehicles                                              19                 19
Furniture and fixtures                                14                 14
Computer equipment                                   110                111
                                                 -------            -------
Less accumulated depreciation                        173                174
                                                    (119)              (133)
                                                 -------            -------
                                                 $    54                 41
                                                 =======            =======

(3)  INTANGIBLE ASSETS

     Intangible assets consists of the following:


                                               DECEMBER 31,       DECEMBER 31,
                                               ------------       ------------
                                                  1997               1998
                                                  ----               ----

Archives                                             11                 11
Goodwill                                            283                283
                                                   ----               ----
                                                    294                294
Less accumulated amortization                      (169)              (177)
                                                   ----               ----
                                                    125                117
                                                   ====               ====

(4)  RELATED-PARTY TRANSACTION

     TLS and other affiliated companies are contingently liable as guarantor of an obligation with Regions Bank. The portion of the total outstanding principal is allocated to the Business based on the percentage of proceeds received by the Business. Borrowings under the note payable bear interest at prime plus 1% (9.5% and 9.0% as of December 31, 1997 and 1998, respectively). The Business' long-term liability due to Parent of $92 and $89 as of December 31, 1997 and 1998, respectively, represent an allocation of TLS' outstanding balance as of that date.

(5)  LONG-TERM LIABILITIES

     The Business has a long-term liability on one of its vehicles included as a fixed asset. The note payable is held by Hibernia National Bank and is a fixed 8%, 4-year note payable expiring in April 2001. The annual principal and interest payments total approximately $6. The current portion of the long-term liabilities as of December 31, 1997 is $5. The note was fully repaid in December 1998.

(6)  EMPLOYEE BENEFIT PLANS

     The Parent, along with other affiliated companies, provides health care benefits to eligible employees and covered dependents. The Smith Newspapers Group Employee Benefit Trust (the Trust) was established to administer health care claims. The Business is charged a monthly premium (based upon the number of covered individuals) which is subject to annual revision based on the Trust's experience rate. The total amount paid to the Trust for the years ended December 31, 1997 and 1998 was $12.

(7)  SUBSEQUENT EVENTS (UNAUDITED)

     Effective February 19, 1999, Newspaper Holdings, Inc. (CNHI) entered into an agreement to purchase the stock of TLS for cash consideration.

     On July 1, 1999, CNHI consummated an exchange of assets with Liberty Group Operating, Inc. (Liberty). CNHI transferred to Liberty substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven newspaper businesses, including the Business. In exchange, CNHI accepted substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven other newspaper businesses.

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
Liberty Group Operating, Inc.

We have audited the accompanying statements of net assets (liabilities) of the Bastrop Newspapers as of December 31, 1997 and 1998, and the related statements of income, changes in net assets (liabilities) and cash flows for the years then ended. These financial statements are the responsibility of the Bastrop Newspapers' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets (liabilities) of the Bastrop Newspapers as of December 31, 1997 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
September 10, 1999

                               BASTROP NEWSPAPERS

                     STATEMENTS OF NET ASSETS (LIABILITIES)
            DECEMBER 31, 1997 AND 1998 AND JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                                                         December 31,               June 30,
                                                                    -----------------------       -----------
                                                                      1997           1998             1999
                                                                    --------       --------       -----------
                                ASSETS                                                            (Unaudited)
Current assets:
   Cash                                                             $      7             20               --
   Accounts receivable, net of allowance for doubtful
     accounts of $2, $3, and $3 at December 31, 1997,
     December 31, 1998, and June 30, 1999 (unaudited),
     respectively                                                        132            142              230
   Inventories                                                             8             16               41
   Prepaid expenses                                                        1              1               27
                                                                    --------       --------         --------
      Total current assets                                               148            179              298
   Property, plant and equipment, net of accumulated
      depreciation                                                       105             74              668
   Intangible assets, net of accumulated amortization                    740            705               --
   Deferred financing costs, net of
    accumulated amortization                                              28             25               --
   Other assets                                                            5              5               --
                                                                    --------       --------         --------
      Total assets                                                  $  1,026            988              966
                                                                    ========       ========         ========

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                        LIABILITIES AND NET ASSETS (LIABILITIES)

Current liabilities:
   Accounts payable                                                 $     19             45               27
   Accrued expenses                                                       28             14               16
   Deferred revenue                                                       51             54              133
   Due to affiliate                                                        1             --               --
   Current portion of due to Parent                                       12             12               --
                                                                    --------       --------         --------
      Total current liabilities                                          111            125              176

   Due to Parent, less current portion                                 1,522          1,465               --
                                                                    --------       --------         --------
      Total liabilities                                                1,633          1,590              176
Net assets (liabilities)                                                (607)          (602)             790
                                                                    --------       --------         --------
      Total liabilities and net assets (liabilities)                $  1,026            988              966
                                                                    ========       ========         ========

                 See accompanying notes to financial statements

                               BASTROP NEWSPAPERS

                              STATEMENTS OF INCOME
          YEARS ENDED DECEMBER 31, 1997 AND 1998, THE SIX MONTHS ENDED
       JUNE 30, 1998 (UNAUDITED), THE PERIOD FROM JANUARY 1, 1999 THROUGH
      FEBRUARY 18, 1999 (UNAUDITED), AND THE PERIOD FROM FEBRUARY 19, 1999
                       THROUGH JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                                   Period From         Period From
                                                   Years Ended December 31,     Six months       January 1, 1999   February 19, 1999
                                                   ------------------------        Ended             Through             Through
                                                     1997             1998     June 30, 1998    February 18, 1999    June 30, 1999
                                                   --------         -------    -------------    -----------------   ----------------
                                                                                (unaudited)        (unaudited)         (unaudited)
REVENUES:
   Advertising                                      $  894             879           435                142                 270
   Circulation                                         318             287           145                 36                 101
   Job printing and other                              273             275           138                 33                 137
                                                    ------         -------        ------             ------              ------
Total revenues                                       1,485           1,441           718                211                 508
OPERATING COSTS AND EXPENSES:
   Operating costs                                     674             734           302                 76                 215
   Selling, general and administrative,
     including expenses from Parent of $132
     and $130 for the years ended December 31,
     1997 and 1998, respectively, and $65, $12,
     and $0 for the six months ended June 30,
     1998 (unaudited), the period from January
     1, 1999 through February 18, 1999
     (unaudited), and the period from February
     19, 1999 through June 30, 1999 (unaudited),
     respectively                                      457             394           252                 72                 147
   Depreciation and amortization                        69              69            38                  5                   -
                                                    ------         -------        ------             ------              ------
Income from operations                                 285             244           126                 58                 146

Interest expense                                       148             143            73                 12                   -
                                                    ------         -------        ------             ------              ------
Income before income taxes                             137             101            53                 46                 146
Income tax expense                                      41              26            10                  9                  46
                                                    ------         -------        ------             ------              ------
Net income                                          $   96              75            43                 37                 100
                                                    ======         =======        ======             ======              ======

                See accompanying notes to financial statements.

                               BASTROP NEWSPAPERS

               STATEMENTS OF CHANGES IN NET ASSETS (LIABILITIES)
            YEARS ENDED DECEMBER 31, 1997 AND 1998, THE PERIOD FROM
   JANUARY 1, 1999 THROUGH FEBRUARY 18, 1999 (UNAUDITED), AND THE PERIOD FROM
              FEBRUARY 19, 1999 THROUGH JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                          Net
                                                  Assets (Liabilities)
Balance at December 31, 1996                             $ (630)
Net income                                                   96
Income tax expense transferred to Parent                     41
Transfers to Parent, net                                   (114)
                                                         ------
Balance at December 31, 1997                               (607)
Net income                                                   75
Income tax expense transferred to Parent                     26
Transfers to Parent, net                                    (96)
                                                         ------
Balance at December 31, 1998                               (602)
Net income (unaudited)                                       37
Income tax expense transferred to Parent (unaudited)          9
Transfers to Parent, net (unaudited)                        (16)
                                                         ------
Balance at February 18, 1999 (unaudited)                   (572)
Increase in net assets attributable to purchase
  business combination (unaudited)                        1,334
Net income (unaudited)                                      100
Income tax expense transferred to Parent (unaudited)         46
Transfers to Parent, net (unaudited)                       (118)
                                                         ------
Balance at June 30, 1999 (unaudited)                     $  790
                                                         ======

                See accompanying notes to financial statements.

                               BASTROP NEWSPAPERS

                            STATEMENTS OF CASH FLOWS
          YEARS ENDED DECEMBER 31, 1997 AND 1998, THE SIX MONTHS ENDED
           JUNE 30, 1998 (UNAUDITED), THE PERIOD FROM JANUARY 1, 1999
           THROUGH FEBRUARY 18, 1999 (UNAUDITED), AND THE PERIOD FROM
              FEBRUARY 19, 1999 THROUGH JUNE 30, 1999 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                                   Period From         Period From
                                                   Years Ended December 31,     Six Months       January 1, 1999   February 19, 1999
                                                   ------------------------        Ended             Through             Through
                                                     1997             1998     June 30, 1998    February 18, 1999    June 30, 1999
                                                   --------         -------    -------------    -----------------   ----------------
                                                                                (unaudited)        (unaudited)         (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                        $     96             75             43                 37                 100
Adjustments to reconcile net income to net cash
  provided by operating activities:
Depreciation and amortization                           66             66             37                  5                  --
Amortization of debt issue costs                         3              3              1                 --                  --
Income tax expense transferred to Parent                41             26             10                  9                  46
Changes in assets and liabilities:
   Accounts receivable, net                             (4)           (10)            15                (22)                (66)
   Inventories                                           8             (8)            (7)               (39)                 14
   Prepaid expenses and other assets                     8             --              1                 --                 (21)
   Accounts payable                                     (7)            26             37                 18                 (36)
   Accrued expenses                                      8            (14)             7                 --                   2
   Deferred revenue                                    (18)             3              3                 --                  79
   Due to affiliate                                      1             (1)            (1)                --                  --
                                                  --------        -------        -------            -------             -------
Cash provided by operating activities                  202            166            146                  8                 118
                                                  --------        -------        -------            -------             -------
CASH FLOWS USED IN INVESTING ACTIVITIES --
Purchases of property, plant and equipment, net         (9)            --             --                 --                  --
                                                  --------        -------        -------            -------             -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Transfers to Parent, net                              (114)           (96)           (96)               (16)               (118)
Payment on due to Parent                               (77)           (57)           (57)               (12)                 --
                                                  --------        -------        -------            -------             -------
Cash used in financing activities                     (191)          (153)          (153)               (28)               (118)
                                                  --------        -------        -------            -------             -------
Net increase (decrease) in cash                          2             13             (7)               (20)                 --
Cash at beginning of period                              5              7              7                 20                  --
                                                  --------        -------        -------            -------             -------
Cash at end of period                             $      7             20             --                 --                  --
                                                  ========        =======        =======            =======             =======
Supplemental disclosure of cash flow
  information - interest paid                     $    148            143             73                 12                  --
                                                  ========        =======        =======            =======             =======


                See accompanying notes to financial statements.

                               BASTROP NEWSPAPERS

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1998
                             (DOLLARS IN THOUSANDS)

(1)  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a)  DESCRIPTION OF BUSINESS

       The financial statements include the operations of DLS, Inc.'s (DLS) Bastrop, Louisiana publication (the Business), which was acquired in 1999 as described in note 6. The Business is engaged in the publication and distribution of two weekly newspapers.

  (b)  BASIS OF PRESENTATION

       The accompanying financial statements represent the net assets (liabilities) and associated revenues, expenses, and cash flows of the Business, assuming that the Business was organized for all periods as a separate enterprise.

       DLS has historically provided certain services to the Business, including accounting, payroll administration, consulting assistance on operational issues and financial reporting. The cost of providing such services is recovered by DLS by allocating to the Business a management fee and computerized accounting service fee using a percentage of revenue method. The management fee, which is included in selling, general and administrative expenses, was $103 and $101 for the year ended December 31, 1997 and 1998, respectively. The computerized accounting service fee, which is included in selling, general and administrative expenses, was $29 for the years ended December 31, 1997 and 1998, respectively. In the opinion of management of the Business, such management fee and computerized accounting service fee is representative of the cost of performing such services. The Business was indebted to DLS, for these fees, in the amount of $12 as of December 31, 1997 and 1998.

       As the Business' operations represent a portion of DLS, the operations of the Business have been financed through, and certain of the assets of the Business have been pledged as security for borrowings of, DLS. The Business' interest expense represents an allocation of DLS' interest expense based on the portion of long-term debt allocated to the Business as discussed in note 4. Subsequent to the completion of the transaction described in note 6, the Business is expected to have a capital structure different than that in the accompanying statements of net assets (liabilities) and, accordingly, interest expense is not necessarily indicative of the interest expense that the Business would have incurred as a separate independent entity.

  (c)  USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (d)  INVENTORIES

       Inventories consist principally of newsprint and ink, which are valued at the lower of cost or net realizable value. Cost is determined using the first-in, first-out (FIFO) method. Newsprint and ink are readily available, and the Business is not dependent on a single or limited number of suppliers.

  (e)  PROPERTY, PLANT AND EQUIPMENT

       Property, plant and equipment is recorded at cost. Depreciation is calculated on accelerated methods over the estimated useful lives, 5 years for vehicles, 5 years for furniture and fixtures, and 5 to 7 years for computer equipment. Buildings are being depreciated on a straight-line basis over 31.5 years.

  (f)  INTANGIBLE ASSETS

       Intangible assets consist principally of circulation-related assets, noncompetition agreements with former owners of the Business, and the excess of acquisition costs over estimated fair value of net assets acquired (goodwill). Amortization is calculated using the straight-line method over the respective estimated useful lives ranging from 10 to 15 years for circulation-related assets, 15 years for noncompetition agreements, and 40 years for goodwill.

  (g)  REVENUE RECOGNITION

       Circulation revenue, which is billed to the customers at the beginning of the subscription period, is recognized on a straight-line basis over the term of the related subscription. Advertising revenue is recognized upon publication of the advertisements. Revenue for job printing is recognized upon delivery. No individual customer accounts for a significant percentage of revenues.

  (h)  INCOME TAXES

       The Business is included in the consolidated U.S. income tax return for DLS, Inc. The provision for income taxes of the Business has been calculated as if the Business was a stand-alone corporation filing separate tax returns.

       The Business accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Cumulative deferred taxes have been settled through net assets (liabilities).

  (i)  FINANCIAL INSTRUMENTS

       The Business has reviewed the following financial instruments and has determined that their fair values approximated their carrying values as of December 31, 1997 and 1998: accounts receivable; long-term liabilities, accounts payable, and accrued expenses.

  (j)  INTERIM FINANCIAL INFORMATION

       The financial statements as of June 30, 1999 and for the six months ended June 30, 1998, the period from January 1, 1999 through February 18, 1999, and the period from February 19, 1999 through June 30, 1999, respectively are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the financial statements for the interim periods have been included. The results of operations for the period from January 1, 1999 through February 18, 1999 and the period from February 19, 1999 through June 30, 1999 are not necessarily indicative of the results to be achieved for the full fiscal year.

(2)  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment consists of the following:

                                                  DECEMBER 31,     DECEMBER 31,
                                                  ------------     ------------
                                                     1997             1998
                                                     ----             ----

Land                                                $   50                50
Buildings and improvements                             263               263
Vehicles                                                 9                 9
Computer equipment                                     270               270
                                                    -------          -------
                                                       592               592
Less accumulated depreciation                         (487)             (518)
                                                    -------          -------
                                                    $  105                74
                                                    =======          =======

(3)  INTANGIBLE ASSETS

       Intangible assets consists of the following:

                                                  DECEMBER 31,     DECEMBER 31,
                                                  ------------     ------------
                                                     1997             1998
                                                     ----             ----

Non-compete agreement                              $  123              123
Subscribers lists                                     262              262
Advertiser lists                                      224              224
Archives                                               25               25
Goodwill                                            1,076            1,076
                                                   ------           ------
                                                    1,710            1,710
Less accumulated amortization                        (970)          (1,005)
                                                   ------           ------
                                                   $  740              705
                                                   ======           ======

(4)  RELATED-PARTY TRANSACTION

       During 1992, DLS entered into a debt agreement with Regions Bank (Regions) to refinance existing debt owed by its subsidiaries. DLS and other affiliated companies are contingently liable as guarantor of the obligation. The portion of the total outstanding principal is allocated to the Business based on the percentage of proceeds received by the Business. Borrowings under the note payable bear interest at prime plus 1% (9.5% and 9.0% as of December 31, 1997 and 1998, respectively). The Business' long-term liability due to Parent of $1,522 and $1,494 as of December 31, 1997 and 1998, respectively, represent an allocation of DLS' outstanding balance as of the date.

(5)  401(k) RETIREMENT PLAN

     The Parent, along with other affiliated companies, provides health care benefits to eligible employees and covered dependents. The Smith Newspapers Group Employee Trust (the Trust) was established to administer health care claims. The Business is charged a monthly premium (based upon the number of covered individuals) which is subject to annual revision based on the Trust's experience rate. The total amount paid to the Trust for the years ended December 31, 1997 and 1998 was $28 and $26, respectively.

(6)  SUBSEQUENT EVENTS (UNAUDITED)

     Effective February 19, 1999, Newspaper Holdings, Inc. (CNHI) purchased substantially all of the assets used in and the liabilities of DLS, including the Business, in exchange for cash consideration.

     On July 1, 1999 CNHI consummated an exchange of assets with Liberty Group Operating, Inc. (Liberty). CNHI transferred to Liberty substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven newspaper businesses, including the Business. In exchange, CNHI accepted substantially all the assets used in, and the liabilities related to, the publication, marketing and distribution of seven other newspaper businesses.

                             PRO FORMA CONSOLIDATED
                       FINANCIAL STATEMENTS (UNAUDITED) OF
      LIBERTY GROUP OPERATING, INC. AND SUBSIDIARIES AND ACQUIRED BUSINESS


       The following unaudited pro forma consolidated balance sheet as of June 30, 1999 and the pro forma consolidated statements of operations for the year ended December 31, 1998 and six months ended June 30, 1999 give effect to the Company's exchange of assets with Newspaper Holdings, Inc. The pro forma information is based on the respective historical financial statements of Liberty Group Operating, Inc. and subsidiaries and the Moberly Monitor Index, the Pratt Newspapers, the American Publishing Company Newspapers, the Donaldsonville Newspapers, and the Bastrop Newspapers (the "CNHI
Newspapers") giving effect to the exchange under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the pro forma consolidated financial statements. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1998, and six months ended June 30, 1999 reflect adjustments as if the exchange had occurred on January 1, 1998. The unaudited pro forma balance sheet as of June 30, 1999 gives effect to the exchange as if it had occurred on June 30, 1999. See "Acquisition or Disposition of Assets".

       The pro forma consolidated financial statements have been prepared by the management of Liberty Group Operating, Inc. and subsidiaries based upon the audited financial statements of Liberty Group Operating, Inc. and subsidiaries and the CNHI Newspapers for the year ended December 31, 1998 and the unaudited financial statements of these entities for the six months ended June 30, 1999. The financial effects of the exchange as presented in the pro forma financial statements are not necessarily indicative of either financial position or results of operations that would have been obtained had the exchange actually occurred on the dates set forth above, nor are they necessarily indicative of the results of future operations. The pro forma consolidated financial statements should be read in conjunction with the notes thereto, which are an integral part thereof, with the consolidated financial statements of Liberty Group Operating, Inc. and subsidiaries and notes thereto, and with the financial statements of the CNHI Newspapers and notes thereto included elsewhere in this Form 8-K/A.

                 LIBERTY GROUP OPERATING, INC. AND SUBSIDIARIES

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1999
                             (DOLLARS IN THOUSANDS)


                                                                       AMERICAN
                                  LIBERTY GROUP   MOBERLY             PUBLISHING
                                 OPERATING, INC.  MONITOR    PRATT     COMPANY    DONALDSONVILLE   BASTROP   PRO FORMA   PRO FORMA
                                   CONSOLIDATED    INDEX  NEWSPAPERS  NEWSPAPERS     NEWSPAPERS  NEWSPAPERS  ADJUSTMENTS    (A)
                                 -------------------------------------------------------------------------------------------------
                        ASSETS
Current assets:
 Cash and cash equivalents       $       1,502        7         22         144            4           --         32 (c)     1,711
 Accounts receivable, net               16,349      157         97         860           55          230       (994)(d)    16,754
 Inventories                             1,929       14         20          69           --           41       (104)(d)     1,969
 Prepaid expenses                          894        3         --          12           --           27        (75)(d)       861
 Other current assets                      158       --         --          41           --           --         --           199
                                 -------------------------------------------------------------------------------------------------
   Total current assets                 20,832      181        139       1,126           59          298     (1,141)       21,494

Property, plant and
  equipment, net                        34,451      810        390       1,243          180          668     (1,934)(d)    35,808
Intangible assets, net                 379,852       --         --          --        1,826           --      4,665 (b)   386,343
Deferred financing costs, net            7,888       --         --          --           --           --         --         7,888
Other assets                                --       --         --          --           --           --         --            --
                                 -------------------------------------------------------------------------------------------------
      Total assets                     443,023      991        529       2,369        2,065          966      1,590       451,533

              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Borrowings under revolving
   credit facility                      75,350       --         --          --            --           --        --        75,350
 Current portion of long-term
   liabilities                              17       --         --          --            --           --        --            17
 Accounts payable                        3,033       26         53         174            29           27       (25)(d)     3,317
 Accrued expenses                       14,993        2         26         127            57           16       (37)(d)    15,184
 Deferred revenue                        6,424       92         87         344            35          133      (379)(d)     6,736
                                 -------------------------------------------------------------------------------------------------
   Total current liabilities            99,817      120        166         645           121          176      (441)      100,604

Senior subordinated notes              180,000       --         --          --            --           --        --       180,000
Long-term liabilities, less
  current portion                        1,992       --         --          --            --           --        --         1,992
Deferred income taxes                   13,715       --         --          --            --           --        --        13,715
                                 -------------------------------------------------------------------------------------------------
   Total liabilities                   295,524      120        166         645           121          176      (441)      296,311

Stockholders' equity
   Common stock                             --       --         --          --            --           --        --            --
   Additional paid-in-capital          148,661       --         --          --            --           --        --       148,661
   Retained earnings (accumulated
    deficit)                            (1,162)      --         --          --            --           --     7,723 (a)     6,561
   Net assets                               --      871        363       1,724         1,944          790    (5,692)(e)        --
                                 -------------------------------------------------------------------------------------------------
   Total stockholders'
     equity                            147,499      871        363       1,724         1,944          790     2,031       155,222
                                 -------------------------------------------------------------------------------------------------
   Total liabilities and
     stockholders' equity        $     443,023      991        529       2,369         2,065          966     1,590       451,533
                                 =================================================================================================

     See accompanying notes to pro forma consolidated financial statements.

                 LIBERTY GROUP OPERATING, INC. AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                             (DOLLARS IN THOUSANDS)


                                                                       AMERICAN
                                LIBERTY GROUP    MOBERLY              PUBLISHING
                               OPERATING, INC.   MONITOR    PRATT      COMPANY    DONALDSONVILLE   BASTROP    PRO FORMA   PRO FORMA
                                 CONSOLIDATED     INDEX   NEWSPAPERS  NEWSPAPERS    NEWSPAPERS   NEWSPAPERS  ADJUSTMENTS     (A)
              DESCRIPTION      ----------------------------------------------------------------------------------------------------
REVENUES:
   Advertising                 $  81,554          1,281      786         6,289          533           879      (6,699) (d)   84,623
   Circulation                    22,844            513      246         1,532           72           287      (2,654) (d)   22,840
   Job printing and other          8,133             61       82           243            4           275        (691) (d)    8,107
                               ----------------------------------------------------------------------------------------------------
Total revenues                   112,531          1,855    1,114         8,064          609         1,441     (10,044)      115,570
OPERATING COSTS AND EXPENSES:
   Operating costs                45,976            707      468         3,281          296           734      (3,386) (d)   48,076
   Selling, general and
     administrative               36,303            412      392         2,234          218           394      (4,308) (d)   35,645
   Depreciation and
     amortization                 11,917            116      179           154           22            69        (274) (f)   12,183
   Allocation from Parent             --             --       --         2,045           --            --      (2,045) (g)       --
                               ----------------------------------------------------------------------------------------------------
Income from operations            18,335            620       75           350           73           244         (31)       19,666
Interest expense                  19,300             --      147            --            9           143        (299) (g)   19,300
                               ----------------------------------------------------------------------------------------------------
Income (loss) before
  income taxes                      (965)           620      (72)          350           64           101         268           366
Income tax expense (benefit)          --            229      (19)          135           --            26        (371) (g)       --
                               ----------------------------------------------------------------------------------------------------
Net income (loss)              $    (965)           391      (53)          215           64            75         639           366
                               ====================================================================================================

       See accompanying notes to pro forma consolidated financial statements.

                 LIBERTY GROUP OPERATING, INC. AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                             (DOLLARS IN THOUSANDS)


                                                                       AMERICAN
                                LIBERTY GROUP    MOBERLY              PUBLISHING
                               OPERATING, INC.   MONITOR    PRATT      COMPANY    DONALDSONVILLE   BASTROP    PRO FORMA   PRO FORMA
                                 CONSOLIDATED     INDEX   NEWSPAPERS  NEWSPAPERS    NEWSPAPERS   NEWSPAPERS  ADJUSTMENTS     (A)
              DESCRIPTION      ----------------------------------------------------------------------------------------------------
REVENUES:
   Advertising                 $ 54,957         639          372        3,192           234          412        (3,369)(d)   56,437
   Circulation                   13,350         245          127          750            26          137        (1,375)(d)   13,260
   Job printing and other         6,207          29           46          117            12          170          (274)(d)    6,307
                               ----------------------------------------------------------------------------------------------------
Total revenues                   74,514         913          545        4,059           272          719        (5,018)      76,004
OPERATING COSTS AND EXPENSES:
   Operating costs               33,229         331          234        1,767           129          291        (1,629)(d)   34,352
   Selling, general and
     administrative              22,396         228          134        1,163           136          219        (2,619)(d)   21,657
   Depreciation and
     amortization                 7,346          56           54           77            36            5           (95)(f)    7,479
                               ----------------------------------------------------------------------------------------------------
Income (loss) from operations    11,543         298          123        1,052           (29)         204          (675)      12,516
Interest expense                 11,740          --           --           --            61           12           (73)(g)   11,740
                               ----------------------------------------------------------------------------------------------------
Income (loss) before
  income taxes                     (197)        298          123        1,052           (90)         192          (602)         776
Income tax expense
  (benefit)                          --         111           34          397           (22)          55          (575)(g)       --
                               ----------------------------------------------------------------------------------------------------
Net income (loss)              $   (197)        187           89          655           (68)         137           (27)         776
                               ====================================================================================================

       See accompanying notes to pro forma consolidated financial statements.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS




(a)  Represents the difference between the fair value of the CNHI
     Newspapers and cash received by the Registrant from CNHI and the book value of the Liberty Newspapers transferred by the Registrant to CNHI, as follows:

     Fair value of CNHI Newspapers                     $49,000
     Cash received from CNHI                               209
                                                       -------

          Total consideration received from CNHI        49,209

     Book value of Liberty Newspapers                  (41,486)
                                                       -------
          Gain on exchange                             $ 7,723
                                                       =======

     The fair value of the CNHI Newspapers was derived through independent valuations. The Registrant will record an immediate gain of $7,723 at the consummation of the purchase business combination.

(b) Represents the adjustment necessary to increase the Registrant's intangible assets balance as a result of the excess of the fair value of the CNHI Newspapers over the book value of the Liberty Newspapers, as follows:

     Total consideration received from CNHI            $49,209
     Tangible assets of the CNHI Newspapers
       assumed by the Registrant                        (5,126)
     Tangible liabilities of the CNHI Newspapers
       assumed by the Registrant                         1,228
                                                       -------
          Excess of fair value over net assets
             assumed                                    45,311

     Intangible assets of the Liberty Newspapers
       reflected in the Liberty Group Operating,
       Inc. Consolidated total                         (38,820)
                                                       -------

          Increase in Registrant's intangible assets     6,491

     Intangible assets of the CNHI Newspapers
       not assumed by the Registrant                    (1,826)
                                                       -------

          Pro forma adjustment required                $ 4,665
                                                       =======

     The $5,126 of tangible assets of the CNHI Newspapers assumed by the Registrant excludes $177 of cash and $1,826 of intangible assets.

(c) Represents the $209 of cash received from CNHI less the $177 of cash not assumed by the Registrant from the CNHI Newspapers as part of the exchange.

(d) Represents the elimination of the Liberty Newspapers balance from the Liberty Group Operating, Inc. Consolidated total.

(e) Represents the elimination of the CNHI net asset balance that would not be recorded by the Registrant as part of the exchange.

(f) Represents the excess depreciation expense on the fixed assets of the CNHI Newspapers over the fixed assets of the Liberty Newspapers and the adjustment necessary to amortize the additional $6,491 of intangible assets (calculated in note (b)) over their estimated useful lives, presently estimated for mastheads, advertising lists, and goodwill over 40 years, and subscriber lists over 33 years.

(g) Represents the elimination of the CNHI Newspapers interest and tax expense that would not be recorded by the Registrant had the exchange occurred on January 1, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 14, 1999           Liberty Group Operating, Inc.


                                    By /s/ Kevin O'Shea
                                       -----------------------------------------
                                       Kevin O'Shea,
                                       Senior Vice President,
                                       Chief Financial Officer
                                       and Secretary